UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

JPAK GROUP, INC.
 (Exact name of registrant as specified in its charter)

NEVADA	20-1977020
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

15 Xinghua Road
Qingdao, Shandong Province
People’s Republic of China
266401
 (Address of principal executive offices (zip code))

(86-532) 84616387
 (Registrant’s telephone number, including area code)

Securities to be registered pursuant to Section 12(b) of the Act:
Name of each exchange on which each class is to be registered:

Title of each class	Name of each exchange on which
to be so registered	each class is to be registered

None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box:  ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box:  ☑

Securities Act registration statement file number to which this form relates: File No.:  333-164100 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock
(Title of class)

(Title of Class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant’s Securities to be Registered

Reference is made to Registrant’s Registration Statement on Form S-1, (File No.: 333-164100), which is incorporated herein by reference.

Item 2. Exhibits

Pursuant to the “instruction to exhibits” on Form 8-A, no exhibits are filed herewith or incorporated by reference.

Signature

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

(Registrant)	JPAK GROUP, INC.

Date	February 25, 2010

By:	/s/ Yijun Wang
Yijun Wang, CEO